Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2025
Prepaid Expense and Other Assets, Current [Abstract]
Prepayments and Other Current Assets
7.	Prepayments and Other Current Assets
Prepayments and other current assets consisted of the following:

	As of December 31,
	2024	2025
	RMB	RMB	US$
Value-added tax	22,706	45,741	6,541
Prepayment for acquisition of inventories	20,048	32,726	4,680
Right to recover inventories (i)	—	30,326	4,337
Prepayment for services	6,733	24,716	3,534
Insurance claims receivable	—	2,230	319
Loans and interest receivable from a related party (Note 18(5))	—	2,070	296
Prepayment for an equity investment	2,000	2,000	286
Foreign exchange forward contract	8	314	45
Deposits	16,082	308	44
Others	721	491	69

	68,298	140,922	20,151

(i)
For contracts with certain customers where collectability is not probable to support the establishment of contract at contract inception, and no revenue was recognized, the Group recorded the right to recover the transferred inventories as stipulated in the contracts or by relevant laws. As of December 31, 2024 and 2025, right to recover inventories were nil and
RMB30,326 (US$4,337), respectively.

In January 2020, the Group entered into a three-year loan agreement with a third-party supplier of key UAV components with a principal amount of RMB52,000 and an interest rate of 3% per annum. The use of the loan proceeds is limited to expanding the supplier’s production capacity. This long-term loan can be repaid by the borrower at any time. The loan balance was guaranteed by the borrower’s sole shareholder and his spouse. In 2020, RMB40,000 of the loan’s principal was repaid by the borrower. In March 2023, the Group entered into a supplementary agreement with the borrower to extend the term of the outstanding loan of RMB12,000 as follows: (1) RMB2,000 of the outstanding amount is extended to September 30, 2023. (2) RMB2,000 of the outstanding amount is extended to December 31, 2023. (3) RMB8,000 of the outstanding amount is extended to March 9, 2025. Subsequently, RMB1,700 was repaid by the borrower in cash and a supplemental agreement was entered into to offset RMB5,800 with the Group’s accounts payable to the borrower. For the years ended December 31, 2023 and 2024, the Group had recognized current expected credit losses of RMB285 and RMB4,215 against the total uncollected loan receivable balance of RMB4,500, respectively. Up to date of the issuance of the financial statements, the borrower did not repay the loan.
In March 2020, the Group provided a
two-year
loan to a third-party entity with a principal amount of Euro 243 (equivalent to RMB1,900) and an interest rate of 3.5% per annum. In March 2022, the Group entered into a supplementary agreement with the third-party entity to extend the term of the loan by two years. The use of the loan proceeds is limited to assisting the Group in applying necessary permits from a European country’s aviation authority for the commercial operations of UAVs in this country. In 2024, the Group made a full provision against the total balance. As of the date of issuance of the financial statements, the borrower did not repay the loan.
As of December 31, 2024 and 2025, expected credit loss provision related to other receivables (including loans receivable) were RMB7,082 and RMB7,249 (US$1,037), respectively.